CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 10,796	$ 30,145
Statement
Ordinary share, par value (in dollars per share)	$ 0.00375	$ 0.00375
Ordinary share, authorized shares	250,000	250,000
Ordinary share, shares issued	53,322	52,169
Ordinary share, shares outstanding	47,656	50,605
Treasury shares	5,666	1,564